SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  June 8, 2005

                Date of Report (Date of earliest event reported)


                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)



         DELAWARE                      000-30229             04-3387074
        -----------                    ---------             ----------
(State or Other Jurisdiction   (Commission File Number)    (IRS Employer
  of Incorporation)                                       Identification No.)

                250 APOLLO DRIVE, CHELMSFORD, MASSACHUSETTS 01824
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 614-8100

              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

     On June 8, 2005, Sonus Networks, Inc. issued a press release reporting the termination of an SEC investigation. A copy of the press release is attached as
Exhibit 99.1 hereto.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 8, 2005                        SONUS NETWORKS, INC.

                                          By: /s/ Ellen Richstone
                                             -------------------------
                                               Ellen Richstone
                                               Chief Financial Officer

                                  Exhibit Index

99.1 Press release of Sonus Networks, Inc. dated June 8, 2005 reporting the termination of an SEC investigation.